                          CONSENT OF PETER T. GRAUER

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-4 of Thermadyne Holdings Corporation to my name as a person about to become a director of Thermadyne Holdings Corporation.

                                                     /s/ PETER T. GRAUER
                                                         ---------------
                                                         Peter T. Grauer

February 20, 1998